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                       Hilliard Lyons Growth Fund, Inc.
                       Form N-1A Registration Statement
               File No. 33-43177; 811-6423 Effective May 1, 1999
                      Supplement dated February 29, 2000

Page 9, paragraph 4 of the Hilliard Lyons Growth Fund, Inc. Registration Statement Post-Effective Amendment 11 Filed May 1, 1999 is hereby amended to read as follows:

          Portfolio Management. Shawn Ridley is the portfolio manager of the Fund. Mr. Ridley is a Chartered Financial Analyst, Vice President of Hilliard Lyons, and a Senior Vice President of Hilliard Lyons Trust Company. Mr. Ridley serves as Director of the Investment Management Group Stock Selection Committee and as Chief Equity Officer. Mr. Ridley joined Hilliard Lyons in 1992 after four years as an Investment Counselor with Bank of Boston.